Note 12 - Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Quarterly Financial Information [Text Block]
12.  Selected Quarterly Financial Data (Unaudited)

The following is a summary of the Company’s quarterly consolidated results of operations (unaudited) for the fiscal years ended December 31, 2015 and 2014.

	Year Ended December 31, 2015
	Q1	Q2	Q3	Q4
	(In thousands, except for per share amounts)
Total revenues	$26,817	$23,210	$23,878	$24,072
Gross profit	$18,013	$13,322	$13,626	$13,992
Net income	$5,967	$2,149	$1,494	$2,797
Net income per share:
Basic	$0.19	$0.07	$0.05	$0.09
Diluted	$0.18	$0.07	$0.05	$0.09

	Year Ended December 31, 2014
	Q1	Q2	Q3	Q4
	(In thousands, except for per share amounts)
Total revenues	$27,086	$24,610	$22,406	$26,061
Gross profit	$17,381	$15,763	$10,792	$16,513
Net income	$6,255	$4,696	$1,761	$5,750
Net income per share:
Basic	$0.21	$0.15	$0.06	$0.19
Diluted	$0.20	$0.15	$0.05	$0.18